Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of June 12, 2014

to

CREDIT AGREEMENT

dated as of July 2, 2013

THIS AMENDMENT NO. 1 (“Amendment”) is made as of June 12, 2014 by and among Dean Foods Company (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders (the “Administrative Agent”), under that certain Credit Agreement dated as of July 2, 2013 by and among the Borrower, the Lenders party thereto and the Administrative Agent (as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to make certain amendments to the Credit Agreement;

WHEREAS, the parties hereto have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The definition of “LIBO Rate” appearing in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“LIBO Rate” means, with respect to any LIBOR Borrowing for any applicable Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for dollars for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion (in each case the “LIBOR Screen Rate”) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided that, if the LIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, further, that if a LIBOR Screen Rate shall not be available at such time for such Interest Period (the “Impacted Interest Period”), then the LIBO Rate for such Interest Period shall be the Interpolated

Rate; provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. It is understood and agreed that all of the terms and conditions of this definition of “LIBO Rate” shall be subject to Section 2.14.

(b) Clause (k) of Section 6.07 of the Credit Agreement is hereby amended and restated in its entirety to read as new clauses (k) and (l) thereof as follows:

(k) the Borrower may repurchase and otherwise redeem its common shares in an aggregate amount not to exceed $25,000,000 during its fiscal year ending December 31, 2014; and (l) the Borrower and its Restricted Subsidiaries may make other Restricted Payments so long as at the time of the making thereof and after giving effect thereto on a Pro Forma Basis, (i) no Default shall have occurred and/or be continuing or be directly or indirectly caused as a result thereof and (ii) the Borrower is in compliance with the financial covenants set forth in Section 6.11; provided that if the Leverage Ratio (calculated on a Pro Forma Basis after giving effect to such Restricted Payment) would be greater than 3.25 to 1.00, the Borrower may only make Restricted Payments pursuant to this clause (l) if, after giving effect to such Restricted Payment, the aggregate amount of all such Restricted Payments made pursuant to this clause (l) does not exceed $30,000,000 during any fiscal year of the Borrower.

(c) Clause (a) of Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Leverage Ratio. The Borrower shall not permit the Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than (i) 4.00 to 1.00 for each fiscal quarter ending on or prior to September 30, 2014 and (ii) 3.50 to 1.00 for each fiscal quarter ending thereafter.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that: (a) the Administrative Agent shall have received counterparts of (i) this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (b) the Administrative Agent shall have received for the account of each Lender that delivers its executed signature page hereto by such time as is requested by the Borrower and the Administrative Agent, an amendment fee equal to 0.03% of such Lender’s Commitment and (c) the Borrower shall have paid, to the extent invoiced, all reasonable out-of-pocket fees and expenses of the Agents and their applicable affiliates (including reasonable attorneys’ fees and expenses) in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to applicable Debtor Relief Laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at Law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in

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all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

DEAN FOODS COMPANY, as the Borrower

By	/s/ Timothy A. Smith
Name: Timothy A. Smith
Title: Senior Vice President and Treasurer

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By	/s/ Dana J. Moran
Name: Dana J. Moran
Title: Vice President

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

Name of Lender:

Bank of America, N.A.

By	/s/ David Catherall
Name: David Catherall
Title: Managing Director

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

Name of Lender:

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender and as Co-Documentation Agent

By	/s/ Andrew M. Widmer
Name: Andrew M. Widmer
Title: Vice President

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

Name of Lender:

SunTrust Bank

By	/s/ Garrett O’Malley
Name: Garrett O’Malley
Title: Director

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A. “Rabobank Nederland”, New York Branch:

By	/s/ Pamela Beal
Name: Pamela Beal
Title: Executive Director

By	/s/ Robert M. Mandula
Name: Robert M. Mandula
Title: Managing Director

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK

By	/s/ Blake Wright
Name: Blake Wright
Title: Managing Director

By	/s/ James Austin
Name: James Austin
Title: Vice President

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

Name of Lender:

COBANK, ACB

By	/s/ Zachary Carpenter
Name: Zachary Carpenter
Title: Vice President

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Kelli Poindexter
Name: Kelli Poindexter
Title: Vice President

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

Name of Lender:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By	/s/ Harumi Kambara
Name: Harumi Kambara
Title: Authorized Signatory

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

Name of Lender:

Regions Bank

By	/s/ Robert L. Nelson
Name: Robert L. Nelson
Title: Senior Vice President

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

HSBC Bank USA, N.A.

By	/s/ Brian Meyers
Name: Brian Meyers
Title: Senior V.P. Corporate Banking

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

COMPASS BANK, as a Lender

By	/s/ Michael Dixon
Name: Michael Dixon
Title: Senior Vice President

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

Name of Lender:

AgFirst Farm Credit Bank

By	/s/ Neda K. Beal
Name: Neda K. Beal
Title: Vice President

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

Name of Lender:

American AgCredit, PCA

By	/s/ Bradley K. Leafgren
Name: Bradley K. Leafgren
Title: Vice President

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

Name of Lender:

Bank of the West

By	/s/ Temple H. Abney
Name: Temple H. Abney
Title: Vice President

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

Branch Banking and Trust Company

By	/s/ Bradford F. Scott
Name: Bradford F. Scott
Title: Senior Vice President

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

Sumitomo Mitsui Banking Corporation

By	/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

Name of Lender:

AGSTAR FINANCIAL SERVICES, PCA

By	/s/ Troy Mostaert
Name: Troy Mostaert
Title: Vice President Capital Markets

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

Name of Lender:

Farm Credit Bank of Texas

By	/s/ Luis M. H. Requejo
Name: Luis M. H. Requejo
Title: Director Capital Markets

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

UNITED FCS, PCA D/B/A FCS COMMERCIAL FINANCE GROUP, as a Lender

By	/s/ Lisa Caswell
Name: Lisa Caswell
Title: Vice President

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By	/s/ Michael Spaight
Name: Michael Spaight
Title: Authorized Signatory

By	/s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Authorized Signatory

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

The Northern Trust Company

By	/s/ Sara Bravo McCaulay
Name: Sara Bravo McCaulay
Title: Vice President

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

Name of Lender:

Farm Credit Mid-America, PCA, f/k/a Farm Credit Services of Mid-America, PCA

By	/s/ Ralph M. Bowman
Name: Ralph M. Bowman
Title: Vice President Capital Markets

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

Name of Lender:

THE BANK OF NOVA SCOTIA

By	/s/ David Mahmood
Name: David Mahmood
Title: Managing Director

Signature Page to Amendment No. 1

Dean Foods Company

Credit Agreement

CONSENT AND REAFFIRMATION

The undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of July 2, 2013 (the “Credit Agreement”) by and among Dean Foods Company (the “Borrower”), the financial institutions listed on the signature pages thereto and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders (the “Administrative Agent”), which Amendment No. 1 is dated as of June 12, 2014 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement (including, but not limited to, the Security Agreement and the Subsidiary Guaranty) and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated: June 12, 2014

[Signature Pages Follow]

ALTA-DENA CERTIFIED DAIRY, LLC
BERKELEY FARMS, LLC
COUNTRY FRESH, LLC
DEAN DAIRY HOLDINGS, LLC
DEAN EAST II, LLC
DEAN EAST, LLC
DEAN FOODS NORTH CENTRAL, LLC
DEAN FOODS OF WISCONSIN, LLC
DEAN HOLDING COMPANY
DEAN INTELLECTUAL PROPERTY SERVICES IT, INC.
DEAN MANAGEMENT, LLC
DEAN SERVICES, LLC
DEAN TRANSPORTATION, INC.
DEAN WEST II, LLC
DEAN WEST, LLC
FRESH DAIRY DELIVERY, LLC
GANDY’S DAIRIES, LLC
GARELICK FARMS, LLC
LAND-O-SUN DAIRIES, LLC
MAYFIELD DAIRY FARMS, LLC
MIDWEST ICE CREAM COMPANY, LLC
MODEL DAIRY, LLC
REITER DAIRY, LLC
SAMPSON VENTURES, LLC
SHENANDOAH’S PRIDE, LLC
SOUTHERN FOODS GROUP, LLC
SUIZA DAIRY GROUP, LLC
TUSCAN/LEHIGH DAIRIES, INC.
VERIFINE DAIRY PRODUCTS OF SHEBOYGAN, LLC

By:	/s/ Timothy A. Smith
Name: Timothy A. Smith
Title: Senior Vice President and Treasurer

Signature Page to Consent and Reaffirmation to Amendment No. 1

Dean Foods Company

Credit Agreement

DIPS LIMITED PARTNER II

By: CSC TRUST COMPANY OF DELAWARE, as Trustee

By:	/s/ Alan R. Halpern
Name: Alan R. Halpern
Title: Vice President

Signature Page to Consent and Reaffirmation to Amendment No. 1

Dean Foods Company

Credit Agreement